UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 19, 2017
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

TEXAS	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

Indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Allegiance Bancshares, Inc. (the “Company”) previously approved, subject to shareholder approval, an amendment (the “Amendment”) to the Allegiance Bancshares, Inc. 2015 Amended and Restated Stock Awards and Incentive Plan (as amended, the “Amended Plan”) to increase the number of shares of Company common stock issuable thereunder from 1,460,000 to 1,900,000. According to the results from the Company’s 2017 Annual Meeting of Shareholders held on May 19, 2017, the Company’s shareholders approved the Amendment. A more detailed summary of the Amended Plan appears on pages 26 - 30 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2017. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 19, 2017, Allegiance Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:
Proposal 1 - John Beckworth, Frances H. Jeter, George Martinez, David B. Moulton and Thomas A. Reiser were elected as Class II directors to serve on the Company’s Board of Directors until the Company’s 2020 Annual Meeting of Shareholders until their respective successor or successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Beckworth	6,054,522	937,995	2,277,610
Frances H. Jeter	6,237,950	754,567	2,277,610
George Martinez	6,891,714	100,803	2,277,610
David B. Moulton	6,238,050	754,467	2,277,610
Thomas A. Reiser	6,940,143	52,374	2,277,610

Proposal 2 - The shareholders approved the amendment to the Company’s 2015 Stock Awards and Incentive Plan to increase the number of shares issuable thereunder from 1,460,000 to 1,900,000 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,822,904	169,515	98	2,277,610

Proposal 3 - The shareholders ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,267,027	3,100	0	0

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Allegiance Bancshares, Inc. 2015 Amended and Restated Stock Awards and Incentive Plan, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: May 24, 2017	By:	/s/ George Martinez
George Martinez
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Allegiance Bancshares, Inc. 2015 Amended and Restated Stock Awards and Incentive Plan, as amended.